MUNIYIELD
ARIZONA
FUND, INC.










FUND LOGO









Annual Report

October 31, 1996



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Arizona Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield Arizona Fund, Inc.
Box 9011
Princeton, NJ
08543-9011





MuniYield Arizona Fund, Inc.



TO OUR SHAREHOLDERS


For the year ended October 31, 1996, the Common Stock of MuniYield Arizona Fund, Inc. earned $0.756 per share income dividends, which included earned and unpaid dividends of $0.060. This represents a net annualized yield of 5.79%, based on a month-end net asset value of $13.06 per share. Over the same period, the total investment return on the Fund's Common Stock was +4.47%, based on a change in per share net asset value from $13.29 to $13.06, and assuming reinvestment of $0.764 per share income dividends.

For the six-month period ended October 31, 1996, the total investment return on the Fund's Common Stock was +4.66%, based on a change in per share net asset value from $12.86 to $13.06, and assuming reinvestment of $0.375 per share income dividends.

For the six-month period ended October 31, 1996, the Fund's Auction Market Preferred Stock had an average yield of 3.10% for Series A and 3.22% for Series B.

The Municipal Market Environment
Municipal bond yields generally moved lower during the six months ended October 31, 1996. Long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined approximately 35 basis points (0.35%) to close the six-month period ended October 31, 1996 at approximately 5.94%. The municipal bond market exhibited considerable weekly yield volatility over the six months ended October 31, 1996 with bond yields vacillating as much as 20 basis points. This ongoing volatility was in response to fluctuating evidence regarding the degree to which recent economic growth would result in any significant increase in inflationary pressures. Much of the evidence supporting stronger growth centered around the strong employment growth seen in April and June with bond yields rising in response. Other more recent economic indicators have suggested that economic growth will not be excessive and inflationary pressures will remain well-contained. This continued benign inflationary environment has supported lower tax-exempt bond yields in recent months. US Treasury bond yields have exhibited similar, albeit greater, volatility during the six-month period ended October 31, 1996, falling more than 20 basis points to end the period at 6.64%. Over the past six months, tax-exempt bond yields registered significantly greater declines than those shown by the US Treasury bond. This relative outperformance by the municipal bond market was largely the result of the strong technical support the tax-exempt market has enjoyed throughout most of 1996. Perhaps most significantly, the pace of new bond issuance has recently slowed.

Over the last year, approximately $180 billion in long-term municipal securities was issued, an increase of over 25% versus the same period a year ago. Much of this increase was the result of issuers seeking to refinance their existing higher-couponed debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical and issuance declined. Over the last six months, approximately $90 billion in long-term tax-exempt securities was underwritten, an increase of 5% versus the comparable period a year earlier. Only $41 billion in tax-exempt securities was issued in the last three months, a 3% decline in issuance versus the October 31, 1995 quarter.

At the same time, investor demand remained consistently strong. With nominal new-issue yields generally above 6%, retail investor interest was steady. Additionally, investors received over $50 billion this June and July in assets derived from coupon income, bond maturities, and proceeds from early redemptions. Annual new bond issuance has declined in recent years and is expected to remain below levels seen in the early 1990s. Consequently, as the higher-couponed bonds issued in the early-to-mid 1980s were redeemed at their first optional call date, the total number of outstanding tax-exempt bonds has declined. This combination of a declining net supply and significant amounts of assets helped maintain investor demand in recent months.

It is unlikely that the municipal bond market will continue to significantly outperform US Treasury securities in the near future. The tax-exempt bond market's recent performance has led to the yield ratio between long-term taxable and tax-exempt securities falling from in excess of 90% to approximately 85%. While still historically very attractive, some institutional investors, particularly short-term traders, began to view the tax-exempt bond market's recent outperformance as an opportunity to sell a relatively expensive asset. However, to the long-term investor, such a sale would represent the loss of an attractively priced asset which may not be easily replaced given the relative scarcity of municipal bonds under present supply conditions.

Looking ahead, no clear consensus for the direction of interest rates currently exists. Perhaps, the primary focus going forward will be the extent to which the increase in interest rates seen thus far in 1996 will negatively impact future economic growth. Should growth slow in the interest rate-sensitive sectors of the economy, like housing, auto, and consumer spending, as many economists assert is likely, then bond yields are likely to decline. Under such a scenario, the municipal bond market's performance is likely to closely mirror that of the US Treasury bond market.

Portfolio Strategy
During the third quarter of the Fund's fiscal year ended October 31, 1996, we maintained MuniYield Arizona Fund, Inc.'s neutral-to-defensive position by cutting the Fund's exposure to the bond market and maintaining a high cash reserve position. We developed this strategy in anticipation of stronger economic growth and the possibility of rising inflation. The economy experienced growth which later subsided, and inflation never rose to become a significant problem. The bond market reacted favorably to these events, and interest rates started to trend lower.

Upon realizing that growth and inflation would not be a problem and that radical tax reform was not imminent, we shifted our portfolio strategy during the Fund's fourth fiscal quarter. We returned to the municipal bond market by lowering our cash reserve position and structuring the portfolio to participate in any bond market rally. Restructuring the portfolio with Arizona municipal bonds remains a difficult task because of a lack of supply and constant high demand for bonds from investors. We continue to focus our efforts on consistently seeking to provide our shareholders with an above-average yield and achieve higher total returns when opportunities present themselves.

While being defensive during the third fiscal quarter caused us to miss some market opportunities, our fourth quarter strategy worked out well. We anticipate this same strategy to continue to show strong results over the near term. Over the last 12 months, the Fund provided shareholders with an attractive yield. However, the investment strategy we employed this year hindered the Fund's total return.

In Conclusion
We appreciate your ongoing interest in MuniYield Arizona Fund, Inc., and we look forward to serving your investment needs and objectives in the months and years to come.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President





(Hugh T. Hurley III)
Hugh T. Hurley III
Vice President and Portfolio Manager



December 3, 1996

We are pleased to announce that Hugh T. Hurley III is responsible for the day-to-day management of MuniYield Arizona Fund, Inc. Mr. Hurley has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1996 as Vice President and since 1993 as Assistant Vice President. Prior thereto, he was employed by Titus and Donnelly Municipal Bond Brokers as Municipal Bond Broker from 1990 to 1993.




PROXY RESULTS

During the six-month period ended October 31, 1996, MuniYield
Arizona Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 19, 1996. The description of each proposal and number of shares voted are as follows:

                                                                                  Shares Voted            Shares Voted
                                                                                      For              Without Authority
1.To elect the Fund's Board of Directors:       James H. Bodurtha                  4,279,566                113,145
                                                Herbert I. London                  4,279,566                113,145
                                                Robert R. Martin                   4,278,188                114,523
                                                Arthur Zeikel                      4,274,696                118,015

                                                                                  Shares Voted    Shares Voted   Shares Voted
                                                                                      For           Against        Abstain
2.To ratify the selection of Deloitte & Touche LLP as the Fund's independent
  auditors for the current fiscal year.                                            4,279,446         37,175          76,090

During the six-month period ended October 31, 1996, MuniYield
Arizona Fund, Inc. Preferred Stock shareholders (Series A and B) voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 19, 1996. The description of each proposal and number of shares voted are as follows:


                                                                                  Shares Voted            Shares Voted
                                                                                      For              Without Authority
1.To elect the Fund's Board of Directors:
  James H. Bodurtha, Herbert I. London,
  Robert R. Martin, Joseph L. May, Andre F. Perold
  and Arthur Zeikel as follows:
                                                Series A                              512                      2
                                                Series B                              684                      0

                                                                                  Shares Voted    Shares Voted   Shares Voted
                                                                                      For           Against        Abstain
2.To ratify the selection of Deloitte & Touche LLP
  as the Fund's independent auditors for the current
  fiscal year as follows:
                                                Series A                              512              2               0
                                                Series B                              684              0               0



THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Arizona Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope.

The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.



PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Arizona Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
IDA      Industrial Development Authority
LEVRRS   Leveraged Reverse Rate Securities
LT       Limited Tax
PCR      Pollution Control Revenue Bonds
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes
YCN      Yield Curve Notes



SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                Issue                                                   (Note 1a)

Arizona--84.9%
                          Arizona Educational Loan Marketing Corporation, Educational Loan Revenue Bonds,
                          AMT, Series B:
NR*      A       $  700     7% due 3/01/2002                                                                     $   757
NR*      A        2,920     7% due 3/01/2003                                                                       3,167

NR*      Aaa      1,865   Arizona Health Facilities Authority, Hospital System Revenue Refunding Bonds
                          (Saint Luke's Health System), 7.25% due 11/01/2003 (h)                                   2,090

AAA      Aaa        325   Arizona State Municipal Financing Program, COP, Series 34, 7.25% due 8/01/2009 (i)         386

                          Arizona State Transportation Board, Highway Revenue Bonds (h):
AAA      Aaa      1,500     7% due 7/01/2000                                                                       1,647
AA       Aaa      1,400     Sub-Series B, 6.50% due 7/01/2002                                                      1,550

AAA      Aaa        750   Arizona State University, Research Park Development, Revenue Refunding Bonds,
                          5% due 7/01/2021 (a)                                                                       698

AA+      Aa       3,000   Arizona State Wastewater Management Authority, Wastewater Treatment Financial
                          Assistance Revenue Bonds, 6.80% due 7/01/2011                                            3,321

                          Chandler Arizona Water and Sewer Revenue Bonds (a):
AAA      Aaa      1,000     6.50% due 7/01/2014                                                                    1,083
AAA      Aaa      1,000     5.25% due 7/01/2016                                                                      963

A1+      P1       1,900   Coconino County, Arizona, Pollution Control Corporation, Arizona Public Service
                          Revenue Bonds (Navajo Project), VRDN, AMT, Series A, 3.65% due 10/01/2029 (b)            1,900

BBB-     NR*      1,750   Coconino County, Arizona, Pollution Control Corporation, PCR (Nevada Power Co.
                          Project), AMT, 6.375% due 10/01/2036                                                     1,757

AAA      Aaa        605   Gilbert, Arizona, Projects of 1988, GO, UT, Series C, 8.50% due 7/01/2005 (a)              756

                          Glendale, Arizona, IDA, Educational Facilities Revenue Refunding Bonds
                          (American Graduate School International) (d):
AAA      NR*        500     7% due 7/01/2005 (h)                                                                     576
AAA      NR*        500     7.125% due 7/01/2005 (h)                                                                 581
AAA      NR*        500     5.875% due 7/01/2015                                                                     505

AAA      Aaa      2,920   Maricopa County, Arizona, Alhambra Elementary School District Number 68
                          Refunding Bonds, UT, Series A, 6.80% due 7/01/2011 (g)                                   3,201

SCHEDULE OF INVESTMENTS (continued)                                                                      (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                Issue                                                   (Note 1a)

Arizona (continued)
AAA      Aaa     $1,000   Maricopa County, Arizona, Chandler Unified School District Number 80
                          Refunding Bonds, 6.25% due 7/01/2011 (c)                                               $ 1,098

AAA      Aaa      2,000   Maricopa County, Arizona, Gilbert Unified School District Number 41
                          Improvement Bonds, UT, Series C, 6.10% due 7/01/2004 (c)(h)                              2,170

                          Maricopa County, Arizona, IDA, Hospital Facility Revenue Refunding Bonds
                          (Samaritan Health Services Hospital), Series A (a):
AAA      Aaa        500     7% due 12/01/2013                                                                        552
AAA      Aaa      2,400     7% due 12/01/2016                                                                      2,854

AAA      Aaa      2,600   Maricopa County, Arizona, Paradise Valley Unified School District Number 69,
                          Project of 1994, UT, Series B, 5.25% due 7/01/2015 (a)                                   2,539

AAA      Aaa      1,500   Maricopa County, Arizona, Peoria Unified School District Number 11 Refunding
                          Bonds, 6.10% due 7/01/2010 (g)                                                           1,587

AA-      A1       1,245   Maricopa County, Arizona, Phoenix Elementary School District Number 1 Revenue
                          Bonds, UT, 6.60% due 7/01/2001 (h)                                                       1,365

AAA      Aaa      1,000   Maricopa County, Arizona, School District Number 4 (Mesa University), UT, 5%
                          due 7/01/2012                                                                              956

AA       Aa       1,825   Maricopa County, Arizona, Scottsdale Unified School District Number 48 Improvement
                          Bonds, UT, 6.60% due 7/01/2012                                                           2,075

AAA      Aaa        500   Maricopa County, Arizona, Tempe Elementary School District Number 3, Refunding
                          and Improvement Bonds, UT, 7.50% due 7/01/2010 (c)                                         604

AAA      Aaa      1,000   Mohave County, Arizona, IDA, Hospital System Revenue Bonds (Baptist Hospital),
                          5.50% due 9/01/2021 (a)                                                                    975

AAA      Aaa      2,700   Navajo County, Arizona, Pollution Control Corporation, Revenue Refunding Bonds
                          (Arizona Public Service Company), Series A, 5.875% due 8/15/2028 (g)                     2,723

AAA      Aaa      2,175   Phoenix, Arizona, Airport Revenue Refunding Bonds, Series A, 5.75% due
                          7/01/2002 (a)                                                                            2,298

                          Phoenix, Arizona, Civic Improvement Corporation, Wastewater System Lease
                          Revenue Bonds:
AAA      NR*      3,000     6.125% due 7/01/2003 (h)                                                               3,294
A        A1         500     Refunding, 5% due 7/01/2018                                                              452
AAA      Aaa        800     Refunding, 5% due 7/01/2018 (a)                                                          745

                          Phoenix, Arizona, Civic Improvement Corporation, Water System Revenue Junior
                          Lien Bonds:
AA-      Aa       1,000     5.60% due 7/01/2017                                                                    1,005
AA-      Aa       1,000     6% due 7/01/2019                                                                       1,019

AA+      Aa1      2,000   Phoenix, Arizona, GO, UT, Series B, 5% due 7/01/2020                                     1,861

                          Phoenix, Arizona, Refunding Bonds, UT, Series A:
AA+      Aa1      1,485     6% due 7/01/2011                                                                       1,598
AA+      Aa1      1,750     5% due 7/01/2019                                                                       1,625

AAA      Aaa      1,500   Pima County, Arizona, Sewer Revenue Refunding Bonds, Series A, 5% due
                          7/01/2015 (c)                                                                            1,415

SCHEDULE OF INVESTMENTS (concluded)                                                                      (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                Issue                                                   (Note 1a)

Arizona (concluded)
AAA      Aaa     $3,050   Pima County, Arizona, Tucson Unified School District Number 1, GO, Refunding, LT,
                          7.50% due 7/01/2009 (c)                                                                $ 3,696

AA       Aa       3,165   Salt River Project, Arizona, Agricultural Improvement and Power District,
                          Electric System Revenue Bonds, Series A, 6.50% due 1/01/2022                             3,363

AA+      Aa         825   Tempe, Arizona, Refunding Bonds, GO, UT, Series A, 5.35% due 7/01/2010                     829

AAA      Aaa      1,000   Tempe, Arizona, Unified High School District Number 213 Refunding and Improvement
                          Bonds, UT, 7% due 7/01/2008 (c)                                                          1,167

AAA      Aaa      1,000   Tucson, Arizona, GO, UT, Series A, 5.375% due 7/01/2017 (a)                                988

AAA      Aaa      2,000   Tucson, Arizona, Local Business Development Finance Corporation,
                          Lease Revenue Refunding Bonds, 6.25% due 7/01/2012 (c)                                   2,112

A+       A1       1,430   Tucson, Arizona, Water Revenue Refunding Bonds, 6.50% due 7/01/2016                      1,529

AA       A1       1,345   University of Arizona, University Revenue Refunding Bonds, 6.25% due 6/01/2011           1,420


Puerto Rico--11.2%


                          Puerto Rico Commonwealth, Aqueduct and Sewer Authority Revenue Bonds, Series A (h):
AAA      Baa1     1,500     7% due 7/01/1998                                                                       1,604
AAA      Baa1     1,000     7.875% due 7/01/1998                                                                   1,083

AAA      Aaa      2,000   Puerto Rico Commonwealth, GO, YCN, 8.02% due 7/01/2020 (e)(f)                            2,023

AAA      Aaa        520   Puerto Rico Commonwealth, Highway and Transportation Authority, Highway Revenue
                          Bonds, Series T, 6.625% due 7/01/2002 (h)                                                  583

                          Puerto Rico Electric Power Authority, Power Revenue Bonds:
AAA      Aaa      2,000     LEVRRS, 8.348% due 7/01/2023 (e)(f)                                                    2,048
BBB+     Aaa      2,250     Series P, 7% due 7/01/2001 (h)                                                         2,537

Total Investments (Cost--$81,475)--96.1%                                                                          84,730

Other Assets Less Liabilities--3.9%                                                                                3,427
                                                                                                                 -------
Net Assets--100.0%                                                                                               $88,157
                                                                                                                 =======

(a)MBIA Insured.
(b)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(c)FGIC Insured.
(d)Connie Lee Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(f)FSA Insured.
(g)AMBAC Insured.
(h)Prerefunded.
(i)BIG Insured.
  *Not Rated.
   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

   See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1996
Assets:             Investments, at value (identified cost--$81,474,532) (Note 1a)                           $84,730,227
                    Cash                                                                                          23,735
                    Receivables:
                      Securities sold                                                       $ 3,953,390
                      Interest                                                                1,587,006        5,540,396
                                                                                            -----------
                    Deferred organization expenses (Note 1e)                                                       8,164
                    Prepaid expenses and other assets                                                             24,039
                                                                                                             -----------
                    Total assets                                                                              90,326,561
                                                                                                             -----------

Liabilities:        Payables:
                      Securities purchased                                                    2,024,930
                      Dividends to shareholders (Note 1f)                                        54,282
                      Investment adviser (Note 2)                                                29,779        2,108,991
                                                                                            -----------
                    Accrued expenses and other liabilities                                                        60,791
                                                                                                             -----------
                    Total liabilities                                                                          2,169,782
                                                                                                             -----------

Net Assets:         Net assets                                                                               $88,156,779
                                                                                                             ===========

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (1,212 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                            $30,300,000
                      Common Stock, par value $.10 per share (4,429,326 shares
                      issued and outstanding)                                               $   442,933
                    Paid-in capital in excess of par                                         60,342,318
                    Undistributed investment income--net                                        279,486
                    Accumulated realized capital losses on investments--net (Note 5)         (6,463,653)
                    Unrealized appreciation on investments--net                               3,255,695
                                                                                            -----------
                    Total--Equivalent to $13.06 net asset value per share of
                    Common Stock (market price--$12.125)                                                      57,856,779
                                                                                                             -----------
                    Total capital                                                                            $88,156,779
                                                                                                             ===========

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

Statement of Operations
                                                                                     For the Year Ended October 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                 $ 4,953,826
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                       $   442,295
                    Professional fees                                                            86,360
                    Commission fees (Note 4)                                                     78,602
                    Accounting services (Note 2)                                                 36,772
                    Transfer agent fees                                                          32,009
                    Printing and shareholder reports                                             30,864
                    Directors' fees and expenses                                                 23,137
                    Listing fees                                                                  8,875
                    Custodian fees                                                                8,370
                    Pricing fees                                                                  7,127
                    Amortization of organization expenses (Note 1e)                               4,116
                    Other                                                                        11,956
                                                                                            -----------
                    Total expenses before reimbursement                                         770,483
                    Reimbursement of expenses (Note 2)                                         (187,960)
                                                                                            -----------
                    Total expenses after reimbursement                                                           582,523
                                                                                                             -----------
                    Investment income--net                                                                     4,371,303
                                                                                                             -----------

Realized &          Realized loss on investments--net                                                            (79,557)
Unrealized          Change in unrealized appreciation on investments--net                                       (852,369)
Loss on                                                                                                      -----------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                     $ 3,439,377
(Notes 1b, 1d & 3):                                                                                          ===========

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                 For the Year Ended
                                                                                                     October 31,
Increase (Decrease) in Net Assets:                                                             1996              1995
Operations:         Investment income--net                                                  $ 4,371,303      $ 3,531,075
                    Realized loss on investments--net                                           (79,557)      (1,352,566)
                    Change in unrealized appreciation on investments--net                      (852,369)       7,081,388
                                                                                            -----------      -----------
                    Net increase in net assets resulting from operations                      3,439,377        9,259,897
                                                                                            -----------      -----------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (3,382,627)      (2,481,154)
(Note 1f):            Preferred Stock                                                        (1,016,052)        (875,977)
                                                                                            -----------      -----------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (4,398,679)      (3,357,131)
                                                                                            -----------      -----------

Capital Stock       Proceeds from issuance of Preferred Stock resulting from
Transactions        reorganization                                                                   --       17,350,000
(Notes 1e & 4):     Net proceeds from issuance of Common Stock resulting from
                    reorganization                                                                   --       31,828,468
                    Offering costs from issuance of Common Stock resulting from
                    reorganization                                                              (68,551)              --
                                                                                            -----------      -----------
                    Net increase (decrease) in net assets derived from capital
                    stock transactions                                                          (68,551)      49,178,468
                                                                                            -----------      -----------

Net Assets:         Total increase (decrease) in net assets                                  (1,027,853)      55,081,234
                    Beginning of  year                                                       89,184,632       34,103,398
                                                                                            -----------      -----------
                    End of year*                                                            $88,156,779      $89,184,632
                                                                                            ===========      ===========

                   *Undistributed investment income--net                                    $   279,486      $   306,862
                                                                                            ===========      ===========

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                                                                 For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                        Oct. 29,
from information provided in the financial statements.                                  For the Year            1993++ to
                                                                                      Ended October 31,          Oct. 31,
Increase (Decrease) in Net Asset Value:                                          1996       1995       1994        1993
Per Share           Net asset value, beginning of period                      $  13.29   $  11.33    $  14.11   $  14.18
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .98       1.03         .99         --
                    Realized and unrealized gain (loss) on
                    investments--net                                              (.20)      2.01       (2.68)        --
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .78       3.04       (1.69)        --
                                                                              --------   --------    --------   --------
                    Less dividends to Common Stock shareholders:
                      Investment income--net                                      (.76)      (.77)       (.75)        --
                                                                              --------   --------    --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                                  (.02)      (.05)         --       (.07)
                                                                              --------   --------    --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends to Preferred Stock shareholders:
                        Investment income--net                                    (.23)      (.26)       (.17)        --
                      Capital charge resulting from issuance of
                      Preferred Stock                                               --         --        (.17)        --
                                                                              --------   --------    --------   --------
                    Total effect of Preferred Stock activity                      (.23)      (.26)       (.34)        --
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  13.06   $  13.29    $  11.33   $  14.11
                                                                              ========   ========    ========   ========
                    Market price per share, end of period                     $ 12.125   $  11.75    $ 10.375   $  15.00
                                                                              ========   ========    ========   ========

Total Investment    Based on market price per share                              9.70%     21.04%     (26.55%)      .00%+++
Return:**                                                                     ========   ========    ========   ========
                    Based on net asset value per share                           4.47%     25.37%     (14.73%)     (.49%)+++
                                                                              ========   ========    ========   ========

Ratios to Average   Expenses, net of reimbursement                                .66%       .55%        .54%         --
Net Assets:***                                                                ========   ========    ========   ========
                    Expenses                                                      .87%       .95%       1.09%         --
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.93%      5.33%       5.13%       .02%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, net of Preferred Stock, end of period
Data:               (in thousands)                                            $ 57,857   $ 58,885    $ 21,153   $ 25,506
                                                                              ========   ========    ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                            $ 30,300   $ 30,300    $ 12,950         --
                                                                              ========   ========    ========   ========
                    Portfolio turnover                                          31.75%     75.93%      80.03%         --
                                                                              ========   ========    ========   ========

Leverage:           Asset coverage per $1,000                                 $  2,909   $  2,943    $  2,633         --
                                                                              ========   ========    ========   ========

Dividends           Series A--Investment income--net                          $    824   $    953    $    598         --
Per Share on                                                                  ========   ========    ========   ========
Preferred Stock     Series B--Investment income--net                          $    849   $    551          --         --
Outstanding:                                                                  ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on December 2, 1993
                    (Series A) and March 27, 1995 (Series B).
                 +++Aggregate total investment return.
                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
MuniYield Arizona Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MZA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period. Direct expenses relating to issuance of Common
Stock resulting from the reorganization were charged to capital.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets. For the year ended October 31, 1996, FAM earned fees of $442,295, of which $187,960 was voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $26,967,857 and $29,943,899, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:

                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Gains

Long-term investments              $  555,887     $3,255,695
Financial futures contracts          (635,444)            --
                                   ----------     ----------
Total                              $  (79,557)    $3,255,695
                                   ==========     ==========

As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $3,255,695, of which $3,520,965 related to appreciated securities and $265,270 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $81,474,532.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the year ended October 31, 1996, shares issued and outstanding remained constant at 4,429,326. At October 31, 1996, total paid-in capital amounted to $60,785,251.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1996 were as follows: Series A, 3.40% and Series B, 3.40%.

As of October 31, 1996, there were 1,212 AMPS shares authorized, issued and outstanding, with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1996, MLPF&S, an affiliate of FAM, earned $41,098 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $6,007,000, of which $1,193,000 expires in 2001, $3,561,000 expires in 2002 and $1,253,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 8, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.060205 per share, payable on November 27, 1996 to shareholders of record as of November 18, 1996.

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders of
MuniYield Arizona Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Arizona Fund, Inc. as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period October 29, 1993 (commencement of operations) to October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Arizona Fund, Inc. as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Princeton, New Jersey
December 3, 1996
</AUDIT-REPORT>

IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniYield Arizona Fund, Inc. during its taxable year ended October 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no captial gains distributed by the Fund during the year.

Please retain this information for your records.




OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, New York 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

ASE Symbol
MZA